Earnings per share	12 Months Ended
Dec. 31, 2024
Earnings per share [abstract]
Earnings per share	Earnings per share
Basic earnings per share is calculated by dividing the net result attributable to the shareholders of the Company by the weighted average number of shares issued and outstanding during the reporting period, excluding any shares held as treasury shares. Diluted earnings per share additionally takes into account the potential conversion of all dilutive potential ordinary shares.

	2024	2023	2022
Weighted average number of shares used in computing basic earnings per share	34,032,544	32,770,665	32,469,957
Weighted average number of shares used in computing diluted earnings per share	34,032,544	32,770,665	33,265,567
At December 31, 2024 and December 31, 2023, all potential ordinary shares were anti-dilutive at 2,585,484 and 1,526,976 respectively. At December 31, 2022, the number of shares that were dilutive, is 795,610.